Exhibit 99.1


Case Name: Interstate Bakeries
Corporation & All
                                                                                     Case No: Subsidiaries 04-45814-jwv-11

                                      Consolidated Monthly Operating Report Summary
                                      ---------------------------------------------
                                     For The Four Weeks Ended and as of April 1, 2006
                                     ------------------------------------------------
REVENUE
-------
Gross Income                                                                                            $     224,868,134
Less Cost of Goods Sold                                                                                       111,448,564
             Ingredients, Packaging & Outside Purchasing                    $       55,413,478
             Direct & Indirect Labor                                               42,638,547
             Overhead & Production Administration                                  13,396,539
Gross Profit                                                                                                  113,419,570
                                                                                                        ------------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                       -
Selling & Delivery Employee Salaries                                                55,778,847
Advertising and Marketing                                                            3,772,406
Insurance (Property, Casualty, & Medical)                                           12,450,439
Payroll Taxes                                                                        4,598,803
Lease and Rent                                                                       3,491,602
Telephone and Utilities                                                              1,758,430
Corporate Expense (Including Salaries)                                               6,300,100 (i)
Other Expenses                                                                      28,603,691

Total Operating Expenses
                                                                                                              116,754,318
                                                                                                        ------------------
             EBITDA                                                                                            (3,334,748)
Restructuring & Reorganization Charges                                               2,171,966 (ii)
Depreciation and Amortization                                                        5,703,640
Other( Income)/Expense                                                                 (1,890)
Gain/Loss Sale of Prop                                                                       -
Interest Expense                                                                     4,303,157
Operating Income (Loss)                                                                                       (15,511,621)
Income Tax Expense (Benefit)                                                         (318,084)
                                                                                                        ------------------
Net Income (Loss)                                                                                       $     (15,193,537)
                                                                                                        ==================


CURRENT ASSETS
--------------
             Accounts Receivable at end of period                                                $            148,555,879
             Increase (Decrease) in Accounts Receivable for period                                             (6,074,022)
             Inventory at end of period                                                                        62,031,406
             Increase (Decrease) in Inventory for period                                                        3,186,482
             Cash at end of period                                                                             96,016,576  (iii)
             Increase (Decrease) in Cash for period                                                            (2,597,185) (iii)
             Restricted Cash                                                                                   76,677,936  (iv)
             Increase (Decrease) in Restricted Cash for period                                                  1,996,460

LIABILITIES
-----------
             Increase (Decrease) Liabilities Not Subject to Compromise                                          1,200,296

             Increase (Decrease) Liabilities  Subject to Compromise                                               956,622

             Taxes payable:
                  Federal Payroll Taxes                                     $       10,685,739
                  State/Local Payroll Taxes                                          8,868,464
                  State Sales Taxes                                                    739,571
                  Real Estate and
                      Personal Property Taxes                                       15,723,087
                 Other (see attached supplemental schedule)                          7,037,271
                  Total Taxes Payable                                                                          43,054,132

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See attached supplemental schedule for footnoted information.

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

IBC
Other Taxes Payable - Supplemental Schedule for period ended
April 1, 2006


                            Description                           Amount
                            -----------                           ------

             Use Tax                                      $             1,694,503
             Accr. Franchise Tax                                        2,174,309
             Other Taxes                                                3,168,459
                                                          ------------------------

             Total Other Taxes Payable                    $             7,037,271
                                                          ========================


                                                                11th Period                 Fiscal YTD
                                                                -----------                 ----------
(i)  Other Expenses included the following items:
             Employee benefit costs                                    13,394,273                  147,771,622
             Facility costs (excluding lease expense)                     835,273                    6,506,900
             Distribution/transportation costs                         10,849,177                  121,383,586
             Local promotional costs                                      712,317                    6,911,178
             Miscellaneous                                              2,812,651                   51,475,829
                                                          ------------------------   --------------------------
                                                          $            28,603,691    $             334,049,115
                                                          ========================   ==========================

(ii)  Restructuring and reorganization expenses for the period included:
             Professional fees                                          2,420,088                   28,321,584
             Interest income                                            (258,710)                  (3,460,360)
             Adjustments to lease rejection expense                       146,274                    1,292,963
             KERP & restructuring bonus plans                              72,419                    5,825,033
             Gain/loss on sale of assets                                        0                    (594,987)
             Restructuring expenses                                     (208,105)                 (19,285,858)
                                                          ------------------------   --------------------------
                                                          $             2,171,966    $              12,098,375
                                                          ========================   ==========================


(iii) As first disclosed in the company's monthly operating report for the period ended March 4, 2006, we have reclassifed in accordance with GAAP our negative book cash balances for certain of the banks at which we maintain accounts. Accordingly, the ending cash balance of $96.0 million at April 1, 2006 does not reflect $25.7 million of issued and outstanding checks classified in accounts payable. Had we not implemented this accounting reclassification, our reported cash balance would have been $70.3 million.


(iv) Restricted cash represents cash held as collateral pursuant to IBC's debtor-in-possession financing agreement.


Note: Capital expenditures for the period totalled approximately $1.0 million. Fiscal year - to - date capital spending through April 1, 2006 totalled $26.3 million. These expenditure levels are significantly lower than historic capital spending levels prior to the commencement of the pending bankruptcy reorganization proceedings.

            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                      CONSOLIDATED MONTHLY OPERATING REPORT
                            DATED AS OF APRIL 1, 2006


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended April 1, 2006 and balances of and period changes in certain of the Company's accounts as of April 1, 2006, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 and 2005 Annual Reports on Form 10-K and the fiscal 2005 and 2006 Quarterly Reports on Form 10-Q with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain quarter and year end adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly filing period. In addition, items included in these results for the period ended April 1, 2006 may relate to different periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 Annual Reports on Form 10-K and its fiscal 2005 and 2006 Quarterly Reports on Form 10-Q.

         Due to the timing impact of the foregoing, results for both prior periods and this period as presented in the MORs are not necessarily indicative of the actual results for such periods that would have been reported if all such matters were allocated to all periods in the appropriate quarter. Accordingly, each period reported in the MORs should not be viewed on a stand-alone basis, but rather in the context of previously reported periods as well.

         The table below summarizes selected financial results as reported on the Monthly Operating Reports for the fiscal year-to-date period ended April 1, 2006.

                                                         Year - to - Date
                                                           April 1, 2006
                                                       ---------------------

                   Gross Income                              $2,547,214,357
                   Less: Cost of Goods Sold                   1,245,411,039
                                                       ---------------------
                   Gross Profit                               1,301,803,318
                   Less: Operating Expenses                   1,321,924,031
                                                       ---------------------
                   EBITDA                                       (20,120,713)

                   Restructuring and
                      Reorganization Charges                     12,098,375
                   Depreciation and Amortization                 66,320,261
                   Other (Income)/Expense                        (1,604,204)
                   Gain on Sale of Property                        (900,986)
                   Interest Expense                              42,471,516
                                                       ---------------------
                   Operating Loss                              (138,505,675)
                   Income Tax Expense (Benefit)                 (3,721,732)
                                                       ---------------------

                   Net Loss                                  $ (134,783,943)
                                                       =====================


3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

         a. The Company has not completed the process of reconciling and identifying its pre- and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

         b. This MOR may not reflect all non-cash asset valuation charges that could be identified due to financial circumstances leading to our bankruptcy filing on September 22, 2004 and our restructuring activities undertaken during fiscal 2005 and 2006. We have not yet completed our normal third quarter annual review of intangible assets. We may be required to reflect additional impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

         c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

         d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

         e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such changes/adjustments. In addition, the MOR does not reflect certain quarterly and year end adjustments as explained above.

4. The Company has not yet completed the preparation of its fiscal 2004 or fiscal 2005 financial statements and further work on these financials could impact fiscal 2006 results as presented.


5. The following items are included in liabilities subject to compromise at period end:


         (In thousands)
            Trade accounts payable                                     $137,242
            Deferred compensation plan liabilities                        3,351
         Supplemental executive retirement plan (SERP) liabilities        9,918
            Legal reserves                                               12,276
         Domestic and income taxes payable                               19,479
            General liability claims not collateralized                   2,600
            Convertible bonds and accrued interest                      100,667
         Settlement of capital lease transaction                          6,125
            Pre-petition outstanding checks                               1,131
         Operating lease rejections                                       3,238
         Other                                                            6,103
                                                                      ----------
                                                                       $302,130
                                                                      ==========

         We are currently researching the potential classification of certain liabilities as "liabilities subject to compromise". These liabilities include, but are not limited to: a) certain deferred compensation/long-term disability accruals; b) SERP plan accruals; c) general liability self-insurance reserves; d) restructuring reserves;
         e) reserves for legal matters; f) environmental reserves; g) domestic tax liabilities; h) capital lease liabilities; i) long-term debt and convertible bonds and related interest accruals and debt fees; j) restricted stock liabilities; k) income taxes payable; and l) liabilities related to the reconciliation of bankruptcy claims. Such items may be reflected differently in future financial statements based upon this research.

6. As of April 1, 2006 the Company had not borrowed under its $200 million debtor-in-possession credit facility, which is subject to a borrowing base formula based on its level of eligible accounts receivable, inventory, certain real property and reserves. The credit facility was utilized to support the issuance of letters of credit primarily in support of the Company's insurance programs. There were $90.2 million of letters of credit outstanding as of April 1, 2006, which were partially collateralized by $76.7 million of restricted cash as shown on the MOR. The amount of the credit facility available for borrowing was $89.9 million as of April 1, 2006. In addition to the borrowing base formula, each borrowing under the debtor-in-possession credit facility is subject to its terms and conditions, including the absence of an event of default thereunder.